UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2016

ALBANY MOLECULAR RESEARCH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35622	14-1742717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Corporate Circle Albany, NY	12212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 512-2000

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below) :

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On February 17, 20016, Albany Molecular, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2015.  The press release refers to certain attached financial highlights for the fourth quarter and full year ended December 31, 2015.  The full text of the press release, including the financial tables included therein, has been posted on the Company’s website, and is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On February 17, 2016, based on the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors of the Company, the Board of Directors elected David H. Deming, Managing Partner, TAG Healthcare Advisors, and Kenneth P. Hagen, CPA, former tax partner at PricewaterhouseCoopers, LLP, to the Company’s Board of Directors. Mr. Deming’s election to the Board of Directors is effective immediately. Mr. Hagen will join the Board of Directors on May 2, 2016.

In connection with their election to the Board of Directors, Mr. Deming and Mr. Hagen will each receive an annual retainer for service on the Board of Directors in accordance with the Company’s director compensation practices, and will receive annual restricted stock and stock option awards under the Company’s Third Amended 2008 Stock Option and Incentive Plan.

There are no arrangements or understandings between Mr. Deming or Mr. Hagen and any other persons pursuant to which they were selected as directors. Neither Mr. Deming nor Mr. Hagen has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01     Regulation FD Disclosure.

On February 17, 2016, the Company issued a press release to announce the election of Mr. Deming and Mr. Hagen to the Board of Directors. A copy of the press release is furnished as Exhibit 99.2 hereto.

The information in Items 2.02 and 7.01 herein and in Exhibits 99.1 and 99.2 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press release dated February 17, 2016, issued by Albany Molecular Research, Inc., furnished herewith.
	99.2	Press release dated February 17, 2016, issued by Albany Molecular Research, Inc., furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2016	ALBANY MOLECULAR RESEARCH, INC.

	By:	/s/ Lori M. Henderson
		Name:	Lori M. Henderson
		Title:	Senior Vice President, General Counsel and Secretary